                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [X] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                             UMBRELLA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             UMBRELLA BANCORP, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                             UMBRELLA BANCORP, INC.
                             5818 SOUTH ARCHER ROAD
                             SUMMIT, ILLINOIS 60501
                                 (708) 458-2002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2002


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Umbrella Bancorp, Inc. (the "Company") will be held at 2:00 p.m. Central Time on April 30, 2002 at 5818 South Archer Road, Summit, Illinois 60501.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. The election of two directors for a term of three years or until a successor is elected and qualified;

     2. The approval of a change in the Company's state of incorporation from Delaware to Maryland;

     3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2002; and

     4. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has established March 25, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's administrative offices located at 5818 South Archer Road, Summit, Illinois, 60501, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                       By Order of the Board of Directors


                                       Frances M. Pitts
                                       Secretary
Summit, Illinois
April 1, 2002

                             UMBRELLA BANCORP, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2002


                       SOLICITATION AND VOTING OF PROXIES

         This proxy statement is being furnished to stockholders of Umbrella Bancorp, Inc. ("Umbrella Bancorp" or the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 30, 2002, at 2:00 p.m., at 5818 South Archer Road, Summit, Illinois 60501, and at any adjournments thereof. The 2001 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 2001, accompanies this proxy statement, which is first being mailed to stockholders on or about April 1, 2002.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF UMBRELLA BANCORP WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 OF THIS PROXY STATEMENT, "FOR" THE APPROVAL OF THE PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MARYLAND, AS SET FORTH IN PROPOSAL 2 OF THIS PROXY STATEMENT, AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 3 OF THIS PROXY STATEMENT.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and UmbrellaBank, fsb (the "Savings Bank") without additional compensation therefor. Umbrella Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of Umbrella Bancorp ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 25, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,711,238 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD VOTE" for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of a change in the Company's state of incorporation from Delaware to Maryland, and the ratification for the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company, as set forth in Proposals 2 and 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either
(a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will neither be employed by nor be directors of the Company or any of its affiliates.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups.

Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                                                              AMOUNT AND
                                                              NATURE OF
                           NAME AND ADDRESS OF                BENEFICIAL                PERCENT
TITLE OF CLASS             BENEFICIAL OWNER                   OWNERSHIP                 OF CLASS
--------------             -------------------                -----------               --------
Common Stock               John G. Yedinak                      797,846 (1)              38.92%
                           804 Kenmare
                           Burr Ridge, Illinois 60521

Common Stock               Sergio Martinucci                    362,777 (1)              17.70%
                           5440 N. Paris
                           Chicago, Illinois 60656

Common Stock               George P. Yedinak                    209,068 (2)              10.20%
                           21 East Goethe, No. 1A
                           Chicago, Illinois 60610

Common Stock               Frances M. Pitts                     131,665(1)                6.42%
                           6624 Greene Road
                           Woodridge, Illinois 60517

-----------------------
(1) Includes shares set forth below under "Proposal 1 - Information with Respect to the Nominees, Continuing Directors and Executive Officers."
(2) Includes an aggregate of 199,955 shares held under irrevocable Grantor Trusts previously reported by Mr. John G. Yedinak and 2,000 shares subject to options which are currently exercisable.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominees proposed for election at the Annual Meeting are Donald G. Wittmer and Dennis G. Carroll. Mr. Wittmer and Mr. Carroll are directors of the Company and the Savings Bank. Neither Mr. Wittmer nor Mr. Carroll is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either Mr. Wittmer or Mr. Carroll will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY IF EXECUTED AND

RETURNED WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

         The following table sets forth, as of the Record Date, the names of the nominees and continuing directors and the named Executive Officers, as defined below, as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; and the year in which each first became a director of the Company or Savings Bank and the year in which their term (or in the case of the nominees, proposed terms) as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and the named Executive Officers and all directors and executive officers as a group as of the Record Date.

                                                                                        AMOUNT AND
NAME AND PRINCIPAL                                                     EXPIRATION       NATURE            OWNERSHIP
OCCUPATION AT PRESENT                                   DIRECTOR       OF TERM          OF BENEFICIAL     AS PERCENT
AND FOR PAST FIVE YEARS                    AGE          SINCE(1)(2)    AS DIRECTOR      OWNERSHIP(3)      OF CLASS
-----------------------                    ---          -----------    -----------      -------------     ----------
NOMINEES:

DONALD G. WITTMER                          66           1992           2005               30,004 (4)       1.46%
  President and owner of Wittmer
  Financial Services, Ltd.

DENNIS G. CARROLL                          52           1991           2005               36,616 (4)       1.78%
  CEO and owner of Carroll
  Brothers Real Estate Appraisals,
  Detective, Chicago Police
  Department

CONTINUING DIRECTORS:

JOHN G. YEDINAK                            52           1987           2004              797,846 (5)       38.92%
  Chairman of the Board, President
  and Chief Executive Officer of the
  Company, Vice Chairman and Chief
  Executive Officer of the Savings
  Bank since 1987

SERGIO MARTINUCCI                          67           1987           2004              362,777 (4)      17.70%
  Vice President of the Company, and
  Chairman of the Board of the Savings
  Bank since 1987, Senior Vice-President
  of Coldwell Banker Residential, a real
  estate brokerage firm.

ARTHUR E. BYRNES                           57           1997           2003               62,000 (4)       3.02%
  Senior Managing Director,
  Deltec Asset Management, LLC

FRANCES M. PITTS                           42           1992           2003              131,665 (5)       6.42%
 Executive Vice President and
 Secretary of the Company; Executive
 Vice President, General Counsel and
   Secretary of the Savings Bank

Stock ownership of all
directors and
executive officers
as a group (9 persons)                     --             --             --            1,655,905 (6)      80.78%

----------------------------
(1)  Includes years of service as a director of the Savings Bank.
(2)  All directors are currently directors of the Savings Bank.
(3) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.
(4) Includes 26,000, 29,600, 38,800, and 2,000 shares subject to options which are currently exercisable and which may be acquired by Mr. Wittmer, Mr. Carroll, Mr. Martinucci, Mr. Byrnes, respectively.
(5) Includes 106,784 and 36,950 shares subject to options which are currently exercisable and which may be acquired by Mr. Yedinak and Ms. Pitts, respectively.
(6)  Includes 261,938 shares subject to options which are currently exercisable.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

         The Board of Directors met eight times during the year ended December 31, 2001. No director described in this proxy attended fewer than 75% of the total number of Board and Committee meetings held during this period. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         Executive Committee. The Executive Committee of the Company consists of Messrs. Yedinak, Wittmer, Carroll and Martinucci. This committee exercises the authority of the Board of Directors with respect to matters requiring action between meetings of the Board of Directors. Any actions by this committee require subsequent ratification by the Board of Directors at the next regular meeting. This committee meets as needed between regular meetings of the Board. The Executive Committee met eight times in 2001.

         Compensation Committee. The Compensation Committee of the Company consists of Mr. Martinucci, Mr. Wittmer, Mr. Byrnes and Mr. Carroll. The Board of Directors establishes compensation and benefits for each of the executive officers of the Company and the Savings Bank. The Committee met one time in 2001.

         Nominating Committee. The Company's Nominating Committee for the 2002 Annual Meeting of Stockholders consisted of the entire Board of Directors. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee last met on January 29, 2002.

         Audit Committee. The Audit Committee of the Company is comprised of only outside directors, and currently consists of Messrs. Wittmer, Byrnes and Carroll. The Audit Committee is responsible for recommending independent auditors, reviewing the audit plan, the audit report and management letter and performing such other duties as the Board of Directors may from time to time prescribe. The Audit Committee met four times in 2001.

AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Umbrella Bancorp shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference to such documents.

         THE AUDIT COMMITTEE ASSISTS THE BOARD IN CARRYING OUT ITS OVERSIGHT RESPONSIBILITIES FOR THE COMPANY'S FINANCIAL REPORTING PROCESS, AUDIT PROCESS AND INTERNAL CONTROLS. THE AUDIT COMMITTEE ADOPTED A WRITTEN CHARTER IN 2000. THE AUDIT COMMITTEE ALSO REVIEWS THE AUDITED FINANCIAL STATEMENTS AND RECOMMENDS TO THE BOARD THAT THEY BE INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K. THE COMMITTEE IS COMPRISED SOLELY OF INDEPENDENT DIRECTORS, AS DEFINED BY THE NASDAQ MARKETPLACE RULES.

         THE AUDIT COMMITTEE HAS REVIEWED AND DISCUSSED THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 2001 WITH UMBRELLA BANCORP'S MANAGEMENT AND CROWE CHIZEK, THE COMPANY'S INDEPENDENT AUDITORS. THE COMMITTEE HAS ALSO DISCUSSED WITH CROWE CHIZEK THE MATTERS REQUIRED TO BE DISCUSSED BY SAS 61 (CODIFICATION FOR STATEMENTS ON AUDITING STANDARDS) AS WELL AS HAVING RECEIVED AND DISCUSSED THE WRITTEN DISCLOSURES AND THE LETTER FROM CROWE CHIZEK REQUIRED BY THE INDEPENDENCE STANDARDS BOARD NO. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES). THE AUDIT COMMITTEE HAS REVIEWED THE RELATIONSHIP OF THE COMPANY'S INDEPENDENT AUDITOR WITH THE COMPANY INCLUDING AUDIT FEES, FEES FOR FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION AND FEES FOR OTHER SERVICES RENDERED. THE AUDIT COMMITTEE DOES NOT BELIEVE THAT THE RENDERING OF THESE SERVICES BY CROWE CHIZEK IS INCOMPATIBLE WITH MAINTAINING CROWE CHIZEK'S INDEPENDENCE. BASED ON THE REVIEW AND DISCUSSION WITH MANAGEMENT AND CROWE CHIZEK, THE COMMITTEE HAS RECOMMENDED TO THE BOARD THAT THE AUDITED FINANCIAL STATEMENTS BE INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 FOR FILING WITH THE SECURITIES AND EXCHANGE COMMISSION.

Submitted by the members of the Audit Committee of the Board of Directors:
Donald G. Wittmer, Chairman, Dennis G. Carroll and Arthur Byrnes

ACCOUNTANT FEES

Audit Fees

         The Company's independent auditor during 2001 was Crowe, Chizek and Company LLP ("Crowe Chizek"). The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2001 and for the required review of Umbrella Bancorp's financial information included in its Form 10-Q filings for the year 2001 was $83,500.

Financial Information Systems Design and Implementation Fees

         There were no fees or expenses billed by Crowe Chizek for services relating to design or implementation of financial information systems for the year ended December 31, 2001.

ALL OTHER FEES
      The aggregate fees and expenses billed by Crowe Chizek for all other services rendered during 2001 were $467,816. These services consisted of the following:


Assistance to management in preparation of the Form 10-K              $ 21,500

Assistance to management in analyzing potential acquisition targets     63,650

Tax return preparation and tax planning services                        26,950

Employee benefit plan services                                          11,250

Other services, including internal audit, loan review, network         344,466
security testing, marketing assistance and website development

  Total                                                               $467,816


DIRECTORS' COMPENSATION

         Directors' Fees. The Company and Savings Bank together pay each director a total quarterly retainer of $3,750 for services rendered to the Company and the Savings Bank and a fee of $1,000 ($500 if such director's attendance is via teleconference) for each day of meetings of the Boards of Directors attended. Directors are also compensated for service to and attendance at meetings of the committees of the Board on which they serve at the rate of $400 ($475 for the Chairman) for each committee meeting attended, with a per diem cap of $1,000/day. Directors are also compensated, at the rate of $1000/day, for work on projects and consulting review that may arise in addition to regular duties as a director. Umbrella Bancorp and the Savings Bank share, pro rata, reimbursement to each director for ordinary and necessary travel expenses related to such director's attendance at meetings of the Boards, committee meetings and business travel. Nonemployee directors are also eligible for stock option grants under the Stock Option Plan.

EXECUTIVE COMPENSATION

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement the Compensation Committee for the Company (the "Committee"), has prepared the following report for inclusion in this proxy statement:

         The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its subsidiaries. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Company and to build stockholder value through appreciation in the price of the Company's Common Stock.

         The Company provides certain benefits to all officers and employees who meet certain minimum requirements, regardless of position. These benefits include health insurance, vacation allowances, and life and long-term disability insurance. Officers are also provided the opportunity to participate in the Company's 401(k) Plan, Employee Stock Ownership Plan, and are eligible for awards of Options under the Company's 1998 Incentive Stock Option Plan. In past years, officers have also been paid discretionary bonuses based on the successful operations of the Company and subsidiaries.

         One of the Committee's primary objectives is to develop and maintain compensation plans which provide the Company with the means of attracting and retaining high quality executives at competitive compensation levels and implement compensation plans which seek to motivate executives to perform to the fullest extent of their abilities by aligning the financial interests of the Company's senior management with those of its stockholders, thereby enhancing stockholder value. The Committee considers the level of compensation paid to executive officers of companies with operations and affiliates similar to that of the Company's, and reviews market trends in annual increases awarded to senior management. Adjustments to base salaries are made annually for all senior officers and employees of the Company, and have averaged 4% annually in the last three years, based on the Committee's consideration of comparable industry and market place averages, and assessment of the individual contributions of executives to the Company's overall operational success and performance.

         Three of the named Executive Officers of the Company, President and Chief Executive Officer John G. Yedinak, Executive Vice President, Secretary and Corporate Counsel Frances M. Pitts and Executive Vice President of the Company, President of the Savings Bank Colleen A. Kitch, have been provided long-term Employment Agreements by the Company as described in this proxy statement. In addition to establishing the mechanism for annual adjustment to base salary compensation for all of the executives, these Employment Agreements also provide for the payment of profit sharing bonuses based on the results of operations of the Company for Mr. Yedinak and Ms. Pitts. Profit sharing bonuses have been paid under the terms of each of the Employment Agreements in each of the last five years.

         The compensation of the Company's Chief Executive Officer is set based on the method described above. For 2001, Mr. Yedinak earned approximately $538,000 in salary and bonus. Although few, if any, financial services holding companies' operations mirror that of the Company's, the

Committee believes that, given the level of his responsibilities and the diverse nature of the Company's operations, Mr. Yedinak's 2001 compensation falls within the midrange of similar companies.

         Section 162(m) of the Internal Revenue limits tax deductions for executive compensation to $1 million. There are several exemptions to Section 162(m), including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including stockholder approval. The Committee intends to consider annually whether it should adopt a policy regarding 162(m) and to date has concluded that it is not appropriate to do so. One reason for this conclusion is that, assuming current compensation policies remain in place, Section 162(m) will not be applicable in the near term to any executive's compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

         Sergio Martinucci, Vice President of the Company and Chairman of the Board of the Savings Bank, is a member of the Compensation Committee. Mr. Martinucci does not participate in the Committee's consideration of his own compensation. No other member of the Committee is a current or former officer or employee of the Committee. No member of the Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

         Submitted by the members of the Compensation Committee of the Board of
Directors: Sergio Martinucci, Donald G. Wittmer, Arthur Byrnes and Dennis G. Carroll.

STOCK PERFORMANCE GRAPH

     The graph on the following page draws a five-year comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of companies on the Nasdaq Stock Market Index and the SNL Midwest Thrift Index supplied by SNL Securities, LC.

                              [PERFORMANCE GRAPH]


                                                       PERIOD ENDING
                                ----------------------------------------------------------
INDEX                           12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
------------------------------------------------------------------------------------------
Umbrella Bancorp, Incorporated   100.00    111.61    126.93    174.15    206.17    143.08
NASDAQ - Total US*               100.00    122.48    172.68    320.89    193.01    153.15
SNL Midwest Thrift Index         100.00    161.16    148.90    123.79    166.95    192.00



*Source: CRSP, Center for Research in Security Prices, Graduate School of
 Business, The University of Chicago 2002.

 Used with permission.  All rights reserved.  crsp.com.


SNL FINANCIAL LC                                                 (434) 977-1600

(C) 2002

EXECUTIVE COMPENSATION

          SUMMARY COMPENSATION TABLE. The following table shows for the fiscal years ending December 31, 1999, 2000 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the other executive officers of the Company who received total salary and bonus in excess of $100,000 in 2001 (the "Named Executive Officers").

                                      ANNUAL COMPENSATION                                  LONG TERM COMPENSATION
                          ---------------------------------------------       ---------------------------------------------------
                                                                                           AWARDS       PAYOUTS
                                                                                           ------       -------
                                                                                           SECURITIES
                                                                OTHER         RESTRICTED   UNDER-
                                                                ANNUAL        STOCK        LYING        LTIP
NAME AND                           SALARY         BONUS      COMPENSATION     AWARD(S)     OPTIONS/     PAYOUTS    ALL OTHER
PRINCIPAL OFFICER         YEAR     ($)(1)(2)      ($)(3)        ($)(4)        ($)          SARS(#)      ($)(5)   COMPENSATION ($)
---------------------------------------------------------------------------------------------------------------------------------
JOHN G. YEDINAK           2001      $395,938      $161,919      $     --      $     --        --        None      $11,857(6)
  President and           2000      $391,453      $ 84,591      $     --      $     --      27,000      None      $23,900
  Chief Executive         1999      $391,961      $ 33,684      $     --      $     --        --        None      $14,223
  Officer of the
  Company and
  President and
  Chief Executive
  Officer of the
  Savings Bank

FRANCES M. PITTS          2001      $171,433      $ 84,064      $     --      $     --        --        None      $11,641(6)
  Executive Vice          2000      $159,160      $ 50,260      $     --      $     --      27,000      None      $17,147
  President and           1999      $156,526      $ 21,769      $     --      $     --        --        None      $13,211
  Secretary of the
  Company and
  Executive Vice
  President,
  General Counsel
  and Secretary of
  the Savings Bank

COLLEEN A. KITCH          2001      $154,784      $ 23,739      $     --      $     --        --        None      $10,915(6)
  Executive Vice          2000      $132,988      $ 24,100      $     --      $     --      25,000      None      $ 8,388
  President of the        1999      $132,658      $161,818      $     --      $     --        --        None      $ 9,015
  Company and
  President of the
  Savings Bank

DOMINIC M. FEJER          2001      $ 87,060      $ 18,405      $     --      $     --        --        None      $ 7,257(6)
  Vice President          2000      $ 85,488      $ 12,318      $     --      $     --       1,000      None      $ 8,673
  and Principal           1999      $ 77,754      $  2,077      $     --      $     --       9,000      None      $   640
  Financial Officer
  of the Company and
  Vice President,
  Chief  Financial
  Officer of the
  Savings Bank (7)

(1) Includes amounts of salary deferred pursuant to the Savings Bank 401(k) Plan. Under the Plan, participants may elect to have up to the lesser of 12% or $10,500 of annual compensation deferred for the Plan year.
(2) Includes directors' fees received from the Company and the Savings Bank with respect to Mr. Yedinak; and directors' fees and secretary's fees received from the Company and the Savings Bank with respect to Ms. Pitts.

(3) Includes profit sharing bonus amounts as described under the "Employment Agreements" with respect to Mr. Yedinak and Ms. Pitts, and a performance bonus paid in connection with Company operations in 1999 with respect to Ms. Kitch. Profit sharing bonuses were based upon the financial results of the Company for 1999, 2000 and 2001.
(4) For 1999, 2000 and 2001 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years; (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(5) The Company does not maintain a long-term incentive plan and, therefore, there were no payouts or awards under such plan.
(6) Includes $5,250 contributed by the Savings Bank pursuant to the 401(k) Plan for the accounts of each of Mr. Yedinak, Ms. Pitts, Ms. Kitch and Mr. Fejer, respectively, for the year ended December 31, 2001. Excludes $75,000 and $10,500 which represents the market value of premiums paid on supplemental polices covering life (with proceeds to be paid to the Company and the Bank) and long-term disability for Mr. Yedinak and Ms. Pitts for the year ended December 31, 2001. Includes $6,262, $6,241, $5,575 and $1,798 for market value of the allocations of shares made under the Employee Stock Ownership Plan for 2001 to Mr. Yedinak, Ms. Pitts, Ms. Kitch and Mr. Fejer, respectively.
(7) Mr. Fejer resigned his position as Principal Financial Officer of the Company and Vice President, Chief Financial Officer of the Savings Bank, effective March 23, 2002.

         EMPLOYMENT AGREEMENTS. The Company and the Savings Bank (collectively, the "Employer") entered into amended and restated employment agreements ("Agreements") with each of Mr. Yedinak and Ms. Pitts, effective November 1, 1999. The Company executed a similar Agreement with Ms. Kitch effective November 1, 1999 (Mr. Yedinak, Ms. Pitts and Ms. Kitch are collectively referred to as "Executive Officers"). The Savings Bank Agreements with Mr. Yedinak and Ms. Pitts and the Company Agreement with Ms. Kitch provide for a three year term which, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend for an additional year so that the remaining term shall be three years, after conducting a performance evaluation of the Executive Officers. The Savings Bank employment Agreements for Mr. Yedinak and Ms. Pitts were last renewed in November 2000. The Company Agreements with Mr. Yedinak and Ms. Pitts provide for a five year term that shall be extended on an annual basis unless written notice of non-renewal is given by the Board of the Company. Under the Agreements with each of the Executive Officers, base compensation of $201,377 and $180,743 with respect to Mr. Yedinak, and $39,645 and $120,975, with respect to Ms. Pitts, will be paid by each of the Company and Savings Bank, respectively. Under the Agreement with Ms. Kitch, base compensation of $182,000 will be paid by the Company. The salary amounts under the Agreements may be increased at the discretion of the Board of Directors, or authorized committee of the Board, of each of the Company and the Savings Bank. The salary may not be decreased during the term of the Agreements without the prior written consent of the Executive Officers.

         Pursuant to the Agreements, in addition to the Executive Officers' base compensation, an amount equal to 2% for Mr. Yedinak and 1% for Ms. Pitts of gross profits (the `profit sharing bonus') of each of the Company and Savings Bank shall be credited as additional compensation to be paid on the earlier of termination for other than cause, death or disability, the expiration of the Agreements, or annually on the original anniversary date of the Agreements. The Agreement with Ms. Kitch does not contain this provision. The deferred amounts will be forfeited if the Executive Officer is terminated prior to the anniversary date of the Agreements for any reason other than death or disability. The Agreements also provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The Agreements provide for termination by the Savings Bank or the Company for cause, as defined in the Agreements, at any time.

         In the event the Savings Bank or the Company chooses to terminate the Executive Officers' employment for reasons other than for cause, or in the event of the Executive Officer's resignation from the Savings Bank and (or) the Company upon: (i) termination of employment other than for disability, retirement or cause or (ii) the Executive Officer's resignation upon: (a) a failure to re-elect the

Executive Officer for his current offices or failure to nominate or re-nominate the Executive Officer to the Board (as applicable); (b) a material denotive change in the Executive Officer's functions, duties or responsibilities; (c) a relocation of the Executive Officer's principal place of employment by more than 30 miles; (d) a material reduction in benefits or perquisites being provided to the Executive Officer under the Agreements; (e) liquidation or dissolution of the Savings Bank or the Company; or (f) a breach of the Agreements by the Savings Bank or the Company, the Executive Officer or, in the event of death, his beneficiary would be entitled to receive an amount equal to the base salary increased annually by four percent (4.0%) due to the Executive Officer for the remaining term of the Agreements and the contributions that would have been made on the Executive Officer's behalf to any employee benefit plans of the Savings Bank or the Company during the remaining term of the Agreements. The Savings Bank and the Company would also continue to pay for the Executive Officer's life, health and disability coverage for the remaining term of the Agreements.

         Under the Agreements, if voluntary or involuntary termination follows a change in control of (as applicable) the Savings Bank or the Company (as defined in the Agreements), the Executive Officer, in the event of his/her death, his/her beneficiary would be entitled under the Company Agreements to a severance payment equal to five times (three times, in the case of Ms. Kitch) the average of the three preceding taxable years' annual compensation. Under the Savings Bank Agreements, the Executive Officers would be entitled to a severance payment equal to three times the Executive Officer's average annual compensation for the five most recent taxable years. The Savings Bank and the Company would also continue the life, health, and disability coverage for Mr. Yedinak and Ms. Pitts for sixty months. Notwithstanding that both the Savings Bank and the Company Agreements provide for a severance payment in the event of a change in control, the Executive Officers would only be entitled to receive a severance payment under one Agreement. Any excise taxes incurred by the Executive Officers as a result of an "excess parachute payment" under the Company Agreements will be reimbursed under the Agreements. Based solely on the Salary and Bonus reported in the Summary Compensation Table for 2001 assuming all compensation was paid under the Company Agreement with respect to Mr. Yedinak, Ms. Pitts and Ms. Kitch, and excluding any benefits under any employee plan which may be payable following a change in control and termination of employment, Mr. Yedinak, Ms. Pitts and Ms. Kitch, would be entitled to severance payments of approximately $2,432,576, $1,072,020 and $630,087, respectively.

         Payments to the Executives under the Savings Bank Agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Savings Bank. Payment under the Company Agreements would be made by the Company. The Agreements also provide that the Savings Bank and Company shall indemnify the Executive Officers to the fullest extent allowable under federal and Delaware law, respectively.

         MANAGEMENT RECOGNITION PLAN AND TRUST. The Management Recognition and Retention Plan (the "MRP") provides stock awards to officers and key employees. Awards made after June 1, 1995 are subject to performance goals and vest at a rate of 16.66% on the last day of each six month period following the date of grant. Awards made prior to June 1, 1995 are not subject to performance goals and vest at a rate of 33.33% per year commencing on the date of grant. As of December 31, 2001, no shares were outstanding pursuant to grants under the MRP and 27,332 shares remain available for future grants.

         STOCK OPTION PLANS. On May 20, 1998 the Stockholders of the Company approved the Incentive Stock Option Plan. The Incentive Stock Option Plan provides for discretionary awards of options to purchase Common Stock to officers and key employees as determined by a committee of independent directors. During 2001, no incentive stock options and no non-statutory stock options were granted under the Incentive Stock Option Plan. All options available to purchase common stock held by employees under Argo Bancorp, Inc. 1991 Employee Stock Option and Incentive Plan (the "1991 Stock Option Plan") have been granted, and the Plan is now closed. The following table provides certain information with respect to option exercises in the previous fiscal year by Named Executive Officers and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. As of December 31, 2001, 292,000 options to purchase shares of Common Stock are available for grant (all under the Incentive Stock Option Plan) and 399,538 options to purchase Common Stock have been granted under all plans and are currently outstanding.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED        IN-THE-MONEY
                   SHARES                       OPTIONS AT FISCAL YEAR END    OPTIONS/SARS
                   ACQUIRED ON                  AT FISCAL YEAR END            AT FISCAL YEAR-END
NAME               EXERCISE     VALUE REALIZED  (#)(1)(2)(3)(4)                         ($)(5)
-----------------  ------------ --------------  ---------------------------   --------------------------
                                               EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                               -----------    -------------   -----------  -------------
John G. Yedinak            0      $   --        106,784(6)      16,200(6)      $590,180      ($14,380)

Frances M. Pitts      13,925      $140,643       36,950(7)      16,200(7)      $167,670      $  1,620

Colleen A. Kitch           0      $   --         10,000(8)      15,000(8)      $  1,000      $  1,500

Dominic M. Fejer           0      $   --          5,800(9)       4,200(9)      $  5,980      $  4,020

----------
(1) All options become 100% exercisable upon death, disability, retirement or a change in control, as defined generally under the Incentive Stock Option Plan. In addition, vesting of non-statutory options may be accelerated by a committee consisting of outside directors.
(2) The purchase price may be made in whole or in part through the surrender of previously held shares of common stock.
(3) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary) the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the Company's discretion to accept or reject such a request.
(4) Options are subject to limited (SAR) rights pursuant to which the options, to the extent outstanding for at least six months, may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.
(5)      The price of the Common Stock on December 31, 2001 was $10.10.
(6) The exercise price for 95,984 options is $3.85 and the exercise price for 27,000 options is $11.00.
(7) The exercise price for 22,150 options is $3.50, the exercise price for 4,000 options is $5.00, and the exercise price for 27,000 options is $10.00.
(8) The exercise price for 10,000 options is $10.00 and the exercise price for 15,000 options is $10.00
(9) The exercise price for 9,000 options is $9.00 and the exercise price for 1,000 options is $10.00

    INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

          The Financial Institutions Reform, Recovery and Enforcement Act of 1989 requires that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and must not involve more than the normal risk of repayment or present other unfavorable features. Additionally, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         Any loan made by the Savings Bank to its directors and officers are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2001 the Savings Bank had no loans to either directors or officers of the Company or the Savings Bank.

         The Company (and, as applicable, the Savings Bank) has entered into standard employment agreements with certain members of management, which are described under "Executive Compensation", "Employment Agreements".


              PROPOSAL 2. PROPOSAL TO CHANGE THE COMPANY'S STATE OF
                    INCORPORATION FROM DELAWARE TO MARYLAND

         The Board of Directors of the Company has adopted a Plan of Reorganization and Agreement of Merger (the "Merger Agreement"), a copy of which is attached hereto as Exhibit A, to change the state of incorporation of the Company from Delaware to Maryland (the "Reincorporation Proposal"). The Merger Agreement provides for the merger (the "Merger") of the Company into Umbrella Bancorp, Inc., a Maryland corporation ("Umbrella Maryland"), which is presently a wholly-owned subsidiary of the Company. Hereinafter, when reference is made solely to the Delaware entity, the Company may also be referred to as "Umbrella Delaware." Umbrella Maryland was formed under the laws of the State of Maryland in March 2002 solely for the purpose of reincorporating the Company in that state.

         Immediately prior to the Effective Date of the Merger (as defined in the Merger Agreement), Umbrella Maryland will have no operating history, assets (other than $1,000 cash) or liabilities. After the Effective Date, the Company will be governed pursuant to the Articles of Incorporation and Bylaws of Umbrella Maryland, which will result in certain changes in the rights of stockholders as described herein. The Merger will not change the name, business, management, assets, liabilities or stockholders' equity of the Company. The stock certificates currently held by the stockholders of the Company will automatically be deemed to represent the same number of shares in Umbrella Maryland. Following the Merger, previously outstanding shares of the Company may be delivered in effecting sales through a broker, or otherwise, of Umbrella Maryland's common stock. The Merger Agreement provides that the Merger may be abandoned at any time prior to the Effective Date of the Merger at the discretion of the Board of Directors of the Company.

         The following discussion summarizes certain aspects of the Reincorporation Proposal. This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement and Umbrella Maryland's Articles of Incorporation (the "Umbrella Maryland Articles of Incorporation") and Bylaws (the "Umbrella Maryland Bylaws"), attached hereto as

Exhibit B and C, respectively.

General
         The Company's Board of Directors has unanimously approved the Reincorporation Proposal, and, for the reasons set forth below, believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Maryland. The proposed reincorporation will be accomplished by merging the Company into Umbrella Maryland. The Company's stockholders are being asked to approve the Reincorporation Proposal (including approval of the Merger Agreement, the Umbrella Maryland Articles of Incorporation and the Umbrella Maryland Bylaws) at the Annual Meeting. The Board of Directors unanimously recommends that the Company's stockholders approve the Reincorporation Proposal. See " - Purpose for Proposed Reincorporation."

         Pursuant to the Merger Agreement, at the Effective Date, each outstanding share of the Company's Common Stock, par value $.01 per share ("Umbrella Delaware Common Stock"), will automatically be converted into one share of Common Stock, par value $.01 per share, of Umbrella Maryland ("Umbrella Maryland Common Stock"). Each outstanding certificate representing shares of Umbrella Delaware Common Stock will continue to represent the same number of shares of Umbrella Maryland Common Stock. In addition, each outstanding share of $0.005 Goodwill Convertible Preferred Stock of Umbrella Delaware ("Umbrella Delaware Preferred Stock") will automatically be converted into one share of $.0005 Goodwill Convertible Preferred Stock of Umbrella Maryland ("Umbrella Maryland Preferred Stock"). Each outstanding certificate representing shares of Umbrella Delaware Preferred Stock will continue to represent the same number of shares of Umbrella Maryland Preferred Stock. Following the reorganization, previously outstanding shares of the Company may be delivered in effecting sales through a broker, or otherwise, of Umbrella Maryland Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF UMBRELLA MARYLAND, ALTHOUGH THEY MAY DO SO IF THEY WISH. When presently outstanding certificates are presented for transfer after the Merger, new certificates for the stock of Umbrella Maryland will be issued. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes.

         Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The number of directors comprising the Board of Directors of Umbrella Maryland will be 6 initially, each of whom is currently a director of Umbrella Delaware. Each of the officers of Umbrella Maryland is currently serving as an officer of Umbrella Delaware. Stockholders should note that approval of the Reincorporation Proposal will constitute ratification of all the currently serving directors and officers of Umbrella Maryland. See " - Comparison of Stockholder Rights - Board of Directors."

         The Company's Junior Subordinated Debentures issued to Argo Capital Trust Co., pursuant to the Indenture dated November 10, 1998 between Wilmington Trust Company, as Trustee, and Umbrella Delaware ("Debentures"), will be assumed by Umbrella Maryland.

         The Company's Management Recognition and Retention Plan, 1991 Employee Stock Option and Incentive Plan, 1991 Non-Qualified Stock Option Plan for Non-Employee Directors and the 1998 Incentive Stock Option Plan (collectively, the "Stock Plans") will be continued by Umbrella Maryland, and each option or other right to purchase Umbrella Delaware Common Stock issued pursuant to the Stock Plans will automatically be converted into an option or right to purchase the same number of shares of Umbrella Maryland Common Stock at the same price per share, upon the same terms and subject to the same conditions as set forth in the appropriate Stock Plans. Approval of the Reincorporation Proposal will constitute approval by the stockholders of Umbrella Maryland's assumption of the Stock Plans. Umbrella Delaware's other employee benefit plans and arrangements will be continued by Umbrella Maryland upon the terms and subject to the conditions currently in effect. Umbrella Maryland will also assume all obligations of Umbrella Delaware under any and all employment agreements in effect as of the Effective Date, including but not limited to, the employment agreements with John G. Yedinak, Frances M. Pitts and Colleen A. Kitch.

         At the Effective Date of the Merger, the Company's Common Stock will continue to be traded on the small cap market system of the National Association of Securities Dealers Automated Quotations System without interruption under the same symbol ("UMBR.OB") as at present. Delivery of Umbrella Delaware Common Stock certificates will constitute "good delivery" for transactions following the Merger.

         Umbrella Maryland will possess all the assets and be responsible for all the liabilities of Umbrella Delaware. The stated purposes of Umbrella Maryland, as set forth in its Articles of Incorporation, will permit the Company in the future to enter into any lawful business activity. The power and authority to operate in such manner is equivalent to the power and authority granted to Umbrella Delaware under Delaware law and the Company's present Certificate of Incorporation. Reincorporation, in and of itself, will not change the financial condition of the Company and, as noted, will involve only the Company and Umbrella Maryland, which is presently a wholly owned subsidiary of the Company.

         If the Company's stockholders adopt and approve the Reincorporation Proposal, the proposed reorganization will become effective in accordance with applicable law. The Merger will take effect on the date upon which the Merger Agreement is filed with the appropriate offices of the State of Maryland and Delaware, which filing is anticipated to be completed as soon as practicable after adoption and approval of the Merger Agreement by the stockholders of Umbrella Delaware.

Purpose for Proposed Reincorporation
         The Board of Directors believes that reincorporating the Company in the state of Maryland is in the best interests of the Company and its stockholders because the Company will no longer be required to pay the Delaware franchise tax. As a Delaware corporation, the Company pays approximately $53,500 annually in franchise tax. Since Maryland assesses no franchise tax upon corporations that are incorporated in Maryland, the Reincorporation Proposal permits the Company to avoid such taxes. In addition, the Board of Directors believes that the protection afforded to Maryland corporations is substantially similar to the protection afforded Delaware corporations. Accordingly, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware law and Maryland law, the Board of Directors has concluded that the benefits to the Company and its stockholders of being a Maryland corporation outweigh the benefits of remaining a Delaware corporation. See

"-Comparison of Stockholder Rights" and "-Possible Disadvantages of the Reincorporation Proposal."

Comparison of Stockholder Rights

General.
         The Company's Board of Directors has unanimously approved the Umbrella Maryland Articles of Incorporation and the Umbrella Maryland Bylaws, which shall become effective upon completion of the Merger. The rights of stockholders of Umbrella Maryland will similarly be determined under Maryland law. The Umbrella Maryland Articles of Incorporation and Umbrella Maryland Bylaws are being presented to stockholders of the Company for their approval as a single proposal, as a part of the Reincorporation Proposal provided under the Merger Agreement.

         The discussion herein is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather summarizes all materials differences and certain important similarities. The discussion herein is qualified in its entirety by reference to the Umbrella Maryland's Articles of Incorporation and the Umbrella Maryland Bylaws, which are attached as Exhibits B and C, respectively to this Proxy Statement.

Authorized Capital Stock.
         Umbrella Delaware's authorized capital stock consists of 1,000,000 shares of preferred stock, par value $.01 per share, and 9,000,000 shares of Common Stock, par value $.01 pre share. Umbrella Maryland's Articles of Incorporation provides for the same authorized capital for Umbrella Maryland.

Issuance of Capital Stock.
         Under the Umbrella Delaware Certificate of Incorporation, shares of capital stock may be issued without stockholder approval except as otherwise provided by applicable law or the rules of a national securities exchange. This restriction is contained in the Articles of Incorporation of Umbrella Maryland. Accordingly, the Board of Directors of Umbrella Delaware, without stockholder approval, can issue preferred stock with voting and conversion rights which could adversely affect the voting power of the existing holders of Umbrella Delaware Common Stock. The Board of Directors of Umbrella Maryland will have similar rights and powers under the Umbrella Maryland Articles of Incorporation.

         Existing provisions in Umbrella Delaware's Certificate of Incorporation, which will be continued in Umbrella Maryland's Articles of Incorporation, permit the Board of Directors to establish the rights of the preferred stock without stockholder approval. In addition, Umbrella Maryland, like Umbrella Delaware, will have a substantial number of authorized but unissued shares of Umbrella Maryland Common Stock available for issuance. These shares of preferred stock and Umbrella Maryland Common Stock could be used to deter unwanted takeovers. As of the date of this Proxy Statement, the management of Umbrella Delaware is not aware that any person or group has indicated an intention or desire to institute a takeover of Umbrella Delaware.


Payments of Dividends.
         The ability of Umbrella Delaware to pay dividends on its capital stock is limited only by certain restrictions imposed on Delaware corporations generally. Under Delaware law, dividends may be declared and paid out of capital surplus or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

         After the Merger, the ability of Umbrella Maryland to pay dividends on its capital stock will be limited by certain restrictions imposed on Maryland corporations generally. Under Maryland law, distributions may be declared and paid unless, after giving effect to the distribution (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distributions, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Board of Directors.
         Umbrella Delaware's Certificate of Incorporation and Bylaws require the Board of Directors to be divided into three classes as nearly equal in number as possible, that the members of each class shall be elected for a term of three years and until their successors are elected and qualified and that one class is to be elected annually.

         Similarly, Umbrella Maryland's Articles of Incorporation and Umbrella Maryland's Bylaws require the Board of Directors to be divided into three classes as nearly equal in number as possible, that the members of each class shall be elected for a term of three years and until their successors are elected and qualified and that one class is to be elected annually. Information about the current directors of the Company is set forth under Proposal 1. "Election of Directors." By voting in favor of the Reincorporation Proposal, the Company's stockholders will be deemed to have approved of such persons as directors of Umbrella Maryland without further action and without changes to their present terms.

Cumulative Voting.
         Neither the Umbrella Delaware Certificate of Incorporation and Bylaws, nor the Umbrella Maryland Articles of Incorporation and Umbrella Maryland Bylaws permit cumulative voting. Cumulative voting entitles each shareholder to vote as many votes as he or she has shares of Common Stock, multiplied by the number of directors to be elected at any shareholder meeting. The shareholder may cast all votes for a single nominee or may distribute votes among as many nominees as such shareholder chooses. Cumulative voting may allow holders of a significant minority of a corporation's stock to elect one or more directors.

Board Vacancies.
         Under Umbrella Delaware's Certificate of Incorporation, vacancies occurring in its Board of Directors, including vacancies created by newly-created directorships resulting from an increase in the number of directors, may be filled by a vote of two-thirds of the remaining directors, whether or not a quorum of the Board of Directors, with any director so chosen holding office until the annual meeting of stockholders at which the term of the class to which the director has been chosen expires. Under the Umbrella Maryland Bylaws, two-thirds of the directors, whether or not a quorum, may fill any vacancy, including a vacancy resulting from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the annual meeting of stockholders at which the term of the class to which the director has been chosen expires. Under Maryland law, if the stockholders of any class or series are entitled separately to elect one or more directors, either a majority of the remaining directors elected by the class or series or the stockholders of that class or series (if a director of that class has been removed) may fill any vacancy among the directors elected by the class or series.

Removal of Directors.
         Umbrella Delaware's Bylaws provide that a director may be removed for cause upon the approval of not less than seventy percent (70%) of all stockholders entitled to vote at an election of directors. Maryland law provides that, unless the charter provides otherwise, the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in an election of directors. The Umbrella Maryland Articles of Incorporation provide that the directors of Umbrella Maryland may be removed only for cause and upon the approval of not less than seventy percent (70%) of all stockholders entitled to vote at an election of directors. Under Maryland law and the Umbrella Maryland Bylaws, if the stockholders of any class or series are entitled separately to elect one or more directors, a director elected by a class or series may not be removed with cause except by an affirmative vote of that class or series.

Exercise of the Board of Directors' Judgment.
         Umbrella Delaware's Certificate of Incorporation contains a provision specifying the factors which the Board of Directors should give due consideration to in exercising its judgment with regard to a merger or acquisition involving the Company. Umbrella Maryland's Articles of Incorporation provide that the Board of Directors of Umbrella Maryland shall consider similar factors in a merger or acquisition involving the Company and in discharging its duties generally, including the effects of any action upon the employees of Umbrella Maryland and its subsidiaries, the depositors and borrowers of any banking subsidiary and the communities in which offices or other establishments of Umbrella Maryland or any subsidiary are located.

Limitations on Director and Officer Liability.
         The Umbrella Delaware Certificate of Incorporation provides that a director or officer of Umbrella Delaware will not be personally liable for monetary damages for actions taken, or any failure to take any action, as a director or officer except: (i) to the extent that the director violated his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which a director derived an improper personal benefit, or (iv) for any such action proscribed by
Section 174 of the Delaware General Corporation Law.

         The Umbrella Maryland Articles of Incorporation provide that a director or officer of Umbrella Maryland will not be personally liable for monetary damages for actions taken, or any failure to take any action, as a director or officer except to the extent that by law a director's or officer's liability for monetary damages may not be limited. This provision, which is permitted under Maryland law, does not limit the personal liability of Umbrella Maryland directors or officers for monetary damages to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received, or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. However, with respect to any matter which is not covered by the statute, this provision will preclude certain stockholder derivative actions and may be construed to preclude other third party claims against the directors or officers, even if such actions otherwise would be beneficial to stockholders of Umbrella Maryland. This provision applies to actions taken by a director or officer only in that capacity and does not apply to actions taken in any other capacity. The Umbrella Maryland Articles of Incorporation also provide that any amendment to or repeal of this provision will not adversely affect any right of a director or officer of Umbrella Maryland with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. The directors and officers of Umbrella Maryland have a personal interest in these provisions and may personally benefit from them, even at the potential expense of the stockholders of Umbrella Maryland.

         These provisions are similar to those included in the Umbrella Delaware Certificate of Incorporation. The provisions are designed to ensure that Umbrella Maryland will be able to attract and retain qualified directors and officers and that such directors and officers will be able to exercise their best business judgment in managing Umbrella Maryland's affairs, subject to their continuing fiduciary duties and responsibilities to Umbrella Maryland and its stockholders, in a manner which is not unreasonably impeded by exposure to the potentially high personal costs or other uncertainties of litigation. The nature of the tasks and responsibilities undertaken by directors and officers of publicly held corporations such as Umbrella Maryland often require such persons to make difficult judgments of great importance which can expose such person to personal liability, but from which they will acquire no personal benefit. In recent years, litigation against publicly held corporations and their directors and officers, challenging good faith business judgments and involving no allegations of personal wrong-doing has become more common. Such litigation regularly involves damage claims in huge amounts which bear no relationship to the amount of compensation received by the directors or officers, particularly in the case of directors who are not employees of the corporation. The expense of such litigation, whether it is well-founded or not, can be enormous. The provisions relating to director and officer liability are intended to reduce, in appropriate cases, the risk incident to serving as a director or officer.

Indemnification of Directors and Officers.
         The indemnification provisions contained in the Umbrella Delaware Certificate of Incorporation and the Umbrella Maryland Articles of Incorporation, as governed by Delaware law and Maryland law, respectively, are similar. Both provisions generally allow for indemnification of officers and directors to the fullest extent permitted by law. In general, Maryland law and Delaware law permit a corporation to provide complete indemnification for settlements, judgments and expenses actually and reasonably incurred in proceedings other than derivative actions (i.e., actions brought against such persons by or on behalf of the corporation), subject to certain statutory limitations.

         Under Delaware law, indemnification is permitted if the indemnified party acted in good faith and in a manner the person reasonably believed to be in, or not against, the corporation's best interest and, if in a criminal proceeding, in which such person had no reasonable cause to believe that the conduct was unlawful. Under Maryland law, indemnification is permitted unless the individual acted in bad faith or with active and deliberate dishonesty, actually received an improper personal benefit in money, property or services or, in the case of a criminal proceeding, had reasonable cause to believe that the conduct was unlawful.

Maryland law also generally permits indemnification for amounts paid in settlement (including expenses) of derivative suits, whereas Delaware law permits indemnification of expenses only. Maryland law and Delaware law both, however, prohibit such indemnification if the proposed indemnified party is adjudged liable to the corporation, except upon application to a court which determines that such person is reasonably entitled to such indemnification. The rights to indemnification and to the advancement of expenses are not exclusive of any other right which any person may have or hereafter acquire under any statute, the Umbrella Maryland Articles of Incorporation, the Umbrella Maryland Bylaws, agreement, vote of stockholders or directors, or otherwise.

Special Meetings of Stockholders.
         Pursuant to Umbrella Delaware's Bylaws, special meetings of stockholders generally may be called at any time by a majority of the Board of Directors or by a committee of the Board of Directors. Under the Umbrella Maryland Bylaws, special meetings of the stockholders of Umbrella Maryland may be called by the president, the Board of Directors or stockholders entitled to cast at least 50% of all the votes that all stockholders are entitled to cast at the particular meeting. Thus, Maryland law will more readily facilitate the ability of stockholders to call a special meeting of stockholders if the requisite percentage of stockholders decide to call such a meeting.

Stockholder Action Without a Meeting.
         The Certificate of Incorporation of Umbrella Delaware states that no action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting. This provision is not in the Umbrella Maryland Articles of Incorporation or Umbrella Maryland Bylaws because Maryland law provides that any action to be taken or which may be taken at any annual or special meeting may be taken without a meeting if a consent in writing, setting forth the action so taken is given by the holders of all outstanding shares entitled to vote on the matter.

Stockholder Nominations and Proposals.
         The Umbrella Maryland Bylaws provide that any shareholder desiring to nominate candidates for election as a director must deliver written notice to the secretary of the Company at least 120 days prior to the date of the mailing of proxy materials in connection with the immediately preceding annual meeting. The Umbrella Maryland Bylaws also provide that any shareholder desiring to make a proposal for new business at a meeting of shareholders must deliver written notice to the Secretary of the Company at least 120 days prior to the anniversary of the mailing of proxy materials in connection with the preceding years annual meeting. In all cases such written notice must be in the form prescribed by the Bylaws. The Umbrella Delaware Bylaws did not address the procedure for stockholder nominations and proposals.

Stockholders' Inspection Rights.
         Under Delaware law, a stockholder may inspect a corporation's stock ledgers, the stockholders' list and its other books and records for any purpose reasonably related to such person's interest as a stockholder. Maryland law provides that a corporation's books of account, its stock ledger and the stockholders' list may be inspected only by one or more persons who together have been stockholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class.


Delaware and Maryland Law Governing Business Combinations.
         Delaware law and Maryland law regulate transactions with major stockholders after they become major stockholders. Under Delaware law, a Delaware corporation is prohibited from engaging in mergers, dispositions of 10% or more of its assets, issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those in which (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder; (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; (c) after the person or group became an interested stockholder, the board of directors and at least 66 2/3% of the voting stock other than stock owned by the interested stockholder approved the business combination; or (d) certain competitive bidding circumstances were present.

         In addition, Umbrella Delaware's Certificate of Incorporation regulates transactions with major stockholders. Under Umbrella Delaware's Certificate of Incorporation, Umbrella Delaware is prohibited from engaging in mergers, dispositions of 25% or more of its assets, issuances of stock and other transactions ("business combinations") with a person or group that owns 10% or more of the voting stock of the corporation (an "interested stockholder"), unless the interested stockholder obtains the affirmative vote of at least 70% of the shares of capital stock entitled to vote, except (i) in cases where the proposed transaction has been approved by a majority of those members of Umbrella Delaware's Board of Directors who are unaffiliated with the interested stockholder and were Directors prior to the time when the interested stockholder became an interested stockholder or (ii) if the proposed transaction meets certain conditions set forth therein which are designed to afford the stockholders a fair price in consideration for their shares. If either the exceptions apply, the approval of only a majority of the outstanding shares of voting stock is sufficient.

         Maryland law prohibits an interested stockholder from engaging in a wide range of business combinations similar to those prohibited by Delaware law. Under Maryland law, however, an interested stockholder is a person or group that owns 10% or more of the voting stock of a corporation and the restricted period is for five years after the interested stockholder crosses the 10% threshold. Maryland law also provides for certain exemptions from these restrictions on transactions involving an interested stockholder.

         The Umbrella Maryland Articles of Incorporation do not contain the provisions found in the Umbrella Delaware Certificate of Incorporation. Accordingly, only the provisions of Maryland law will apply to the shareholders of Umbrella Maryland.

         Maryland law also contains a control share statute which requires an interested stockholder who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested stockholders before it may exercise voting rights. Under Maryland law, certain notice and informational filings and special stockholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of an issuer's shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (a) one-tenth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by two-thirds of the voting power of the issuer, excluding the combined voting power of the "interested shares," which are the shares held by the intended acquirer and the directors and officers of the issuer. Delaware law does not contain any similar type of statute. Both the interested share statute and the control share statute will automatically apply to Umbrella Maryland.

Approval of Certain Business Combinations.
         Maryland law requires certain consolidations, mergers, share exchanges and asset transfers to be approved by a two-thirds vote of the voting power of the corporation, which vote requirement can be reduced to a majority of the voting power of the corporation, as so provided in the Umbrella Maryland Articles of Incorporation. Delaware law does not require stockholder approval in the case of certain asset and share acquisitions and, in general, requires approval of mergers and dispositions of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

Amendment of Certificate of Incorporation.
         No amendment of Umbrella Delaware's Certificate of Incorporation may be made unless it is approved by a majority of the Board of Directors, and approved by the holders of a majority of the total votes eligible to be cast at a legal meeting; provided, however, that approval by at least 70% of the outstanding shares entitled to vote is generally required for certain provisions, such as those relating to powers, number, classification, vacancies and removal of directors; call of special stockholder meetings; corporate approval required for acquisitions; stockholder proposals and nominations of directors; power of indemnification; and amendments to provisions relating to the foregoing. Umbrella Maryland generally retains the same requirements for amending its Articles of Incorporation.

Stockholders' Rights in Certain Transactions.
         Maryland law provides, with certain exceptions hereinafter described, that a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of his stock from a successor corporation (sometimes referred to as dissenters' rights) if (i) the corporation merges or consolidates with another corporation; (ii) the stockholder's stock is to be acquired in a share exchange; (iii) the corporation transfers its assets other than in the ordinary course of business; or (iv) the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholders' rights, unless the right to do so is reserved by the articles of the corporation.

         A stockholder must file with the corporation a demand in writing for the fair cash value of his shares within certain time periods depending on the transaction involved. Maryland law provides that the right to fair value does not apply in certain instances including where (i) the stock is listed on a national securities exchange, or is designated as a national or small cap market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) the stock is that of a successor in a merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash. The General Corporation Law of Delaware provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger or a parent corporation with a wholly-owned subsidiary corporation, as in the Merger discussed herein.

         If the Reincorporation Proposal is approved by stockholders, after the Merger, Umbrella

Maryland stockholders will not have dissenters' rights under Maryland law so long as Umbrella Maryland is traded on the small cap market system of the NASDAQ System.

Costs.
         The State of Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware than the State of Maryland imposes on corporations organized under its laws. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with a lesser tax being payable. For Umbrella Delaware, the franchise tax was $53,453 in 2001 and $54,183 in 2000. If incorporated in Maryland, the Company would not be subject to any annual franchise tax.

Anti-takeover Effects.
         Several provisions contained in the Umbrella Maryland Articles of Incorporation and Umbrella Maryland Bylaws, and under Maryland law could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's common stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage an attempt to acquire control of the Company that is not approved by the Board of Directors. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so. As of the date of this proxy statement, the Board of Directors is not aware that any person or group has indicated an intention or desire to institute a takeover of the Company.

         The Board of Directors is not undertaking the Reincorporation Proposal to entrench itself or management. As of the Voting Record Date, the Board of Directors and senior management of Umbrella Delaware beneficially owned 1,393,167 shares of Umbrella Delaware Common Stock, which constituted 81.41% of the total Umbrella Delaware Common Stock outstanding. The Board of Directors of each Umbrella Delaware and Umbrella Maryland believe that the provisions described above with respect to Umbrella Maryland Articles of Incorporation and Umbrella Maryland Bylaws are prudent and cost effective.

Possible Disadvantages of the Reincorporation Proposal
         Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions in the corporate laws of Maryland have not yet received extensive scrutiny and interpretation by the Maryland courts. The General Corporation Law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Moreover, the courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law.

Tax Consequences
         The proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger and (ii) the basis and holding period for the stock of Umbrella Maryland received by the stockholders of the Company in exchange for Umbrella Delaware Common Stock or Umbrella Delaware Preferred Stock will be the same as the basis and holding period of the stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Abandonment
         Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Vote Required
         Pursuant to the General Corporation Law of Delaware and the Company's Certificate of Incorporation, the affirmative vote of a majority of the holders of the outstanding shares of the Company's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Company in Maryland. A vote of approval of the Reincorporation Proposal will constitute specific approval of the Merger Agreement, the Umbrella Maryland Articles of Incorporation and Umbrella Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Umbrella Maryland in the classes in which they presently serve with Umbrella Delaware, the assumption by Umbrella Maryland of the Company's Debentures, Stock Plans, employment agreements and all other employee benefit plans and other agreements and obligations of the Company.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND THE MERGER WHICH WILL EFFECTURATE THE PROPOSED REINCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditors for the year ended December 31, 2001 were Crowe, Chizek and Company LLP. The Board of Directors has appointed Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2002.

         Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

       Proposals of stockholders intended to be presented at the Company's next annual meeting expected to be held in April 2003, must be received by the Company no later than September 30, 2002 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted by the SEC.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO UMBRELLA BANCORP, INC., MS. FRANCES M. PITTS, SECRETARY, 5818 SOUTH ARCHER ROAD, SUMMIT, ILLINOIS 60501.

                                          By Order of the Board of Directors


                                          Frances M. Pitts
                                          Secretary


Summit, Illinois April 1, 2002




YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A





                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER

     This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of February 4, 2002, by and between Umbrella Bancorp, Inc., a Delaware corporation ("Umbrella Delaware") and Umbrella Bancorp, Inc., a Maryland corporation ("Umbrella Maryland").

                                   WITNESSETH:

     WHEREAS, Umbrella Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, Umbrella Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

     WHEREAS, as of the date of this Merger Agreement, Umbrella Delaware has authority to issue 9,000,000 shares of common stock, par value $.01 per share, of which 1,711,238 shares are issued and outstanding; and 1,000,000 shares of preferred stock, par value $.01 per share, of which 592,681 are issued and outstanding;

     WHEREAS, as of the date of this Merger Agreement, Umbrella Maryland has authority to issue 9,000,000 shares of common stock, par value $.01 per share, of which 100 shares are issued and outstanding and owned by Umbrella Delaware; and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, the respective Boards of Directors of Umbrella Delaware and Umbrella Maryland have determined that, for the purpose of effecting the reincorporation of Umbrella Delaware in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that Umbrella Delaware merge with and into Umbrella Maryland upon the terms and conditions herein provided;

     WHEREAS, the transactions contemplated by this Merger Agreement are intended to qualify for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

     WHEREAS, the respective Boards of Directors of Umbrella Delaware and Umbrella Maryland have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

                                    AGREEMENT

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Umbrella Delaware shall merge with and into Umbrella Maryland on the following terms, conditions and other provisions:

                            1. TERMS AND CONDITIONS

     1.1 Merger. Subject to approval of the respective stockholders of Umbrella Delaware and Umbrella Maryland and the receipt of all required regulatory approvals, Umbrella Delaware shall be merged with and into Umbrella Maryland (the "Merger"), and Umbrella Maryland shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

     1.2 Succession. Upon the Effective Date, Umbrella Maryland shall succeed to all of the rights, privileges, powers and property of Umbrella Delaware in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

     1.3 Junior Subordinated Debentures. Upon the Effective Date, by virtue of the Merger and without any action on the part of or the holder thereof, Umbrella Maryland will assume all obligations of Umbrella Delaware with respect to the 11.0% Junior Subordinated Debentures issued to Argo Capital Trust Company pursuant to the Indenture dated November 10, 1998 between Wilmington Trust Company as Trustee, and Umbrella Delaware. Umbrella Maryland and Umbrella Delaware undertake to execute a Supplemental Indenture with the trustee thereof and to take any additional actions as may be reasonably required to implement the assumption by Umbrella Maryland of Umbrella Delaware's obligations under such Indenture.

     1.4 Preferred Stock of Umbrella Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of $0.005 Goodwill Convertible Preferred Stock of Umbrella Delaware outstanding prior thereto shall be changed and converted into one share of $0.005 Goodwill Convertible Preferred Stock of Umbrella Maryland, with the same terms and conditions as the Goodwill Convertible Preferred Stock of Umbrella Delaware.

     1.5 Common Stock of Umbrella Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of Umbrella Delaware outstanding prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of Umbrella Maryland, par value $.01 per share.

     1.6 Common Stock of Umbrella Maryland. Upon the Effective date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $.01 per share, of Umbrella Maryland outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     1.7 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.01 per share, of Umbrella Delaware shall be deemed for all purposes to evidence ownership of and represent the shares of common stock, par value $.01 per share, of Umbrella Maryland into which the shares of Umbrella Delaware represented by such certificates have been converted as herein provided. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of $0.005 Goodwill Convertible Preferred Stock of Umbrella Delaware shall be deemed for all purposes to evidence ownership of and represent the shares of $0.005 Goodwill Convertible Preferred Stock of Umbrella Maryland into which the shares of Umbrella Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Umbrella Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Umbrella Maryland or its transfer agent, have and be entitled to exercise any applicable voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Umbrella Maryland evidenced by such outstanding certificate as above provided.

     1.8 Options. Upon the Effective Date, Umbrella Maryland will assume and continue all of Umbrella Delaware's stock option plans, including but not limited to its Management Recognition and Retention Plan, 1991 Employee Stock Option and Incentive Plan, 1991 Non-Qualified Stock Option Plan for Non-Employee Directors and 1998 Incentive Stock Option Plan, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.01 per share, of Umbrella Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of Umbrella Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, all of which shall be effective upon the Effective Date. Upon the Effective Time, Umbrella Maryland shall assume the outstanding and unexercised portions of such options and rights and the obligations of Umbrella Delaware with respect thereto.

     1.9 Other Employee Benefit Plans. Upon the Effective Date, Umbrella Maryland will assume all obligations of Umbrella Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

     1.10 Employee Agreements. Upon the Effective Date, Umbrella Maryland will assume all obligations of Umbrella Delaware under any and all employment agreements in effect as of the Effective Date, including but not limited to, the employment agreements with John G. Yedinak, Frances M. Pitts and Colleen A. Kitch.

                  2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of Umbrella Maryland in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Articles of Incorporation of Umbrella Maryland. The Bylaws of Umbrella Maryland in effect on the Effective Date shall continue to be the Bylaws of Umbrella Maryland.

     2.2 Directors. The directors of Umbrella Maryland immediately preceding the Effective Date shall remain the directors of Umbrella Maryland on and after the Effective Date. Such directors of Umbrella Maryland shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior registration, removal or death.

     2.3 Officers. The officers of Umbrella Maryland shall remain the officers of Umbrella Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, remove or death.

                                3. MISCELLANEOUS

     3.1 Further Assurances. From time to time, as and when required by Umbrella Maryland or by its successors and assigns, there shall be executed and delivered on behalf of Umbrella Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in Umbrella Maryland the title and to possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of Umbrella Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Umbrella Maryland are fully authorized in the name of and on behalf of Umbrella Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of Umbrella Delaware, this Merger Agreement maybe amended in any manner (except that Section 1.3 and 1.4 and any of the other principal terms hereof as set forth in Section 251(d) of the Delaware General Corporation Law may not be amended without the approval of the stockholders of Umbrella Delaware) as may be determined in the judgment of the respective Boards of Directors of Umbrella Delaware and Umbrella Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of the Merger Agreement.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Umbrella Delaware or Umbrella Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of Umbrella Delaware.

     3.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     In Witness Whereof, this Merger Agreement, having first been duly approved by the

Boards of Directors of Umbrella Delaware and Umbrella Maryland, is hereby, executed on behalf of each and corporation and attested by their respective officers thereunto duly authorized.



ATTEST:                                 Umbrella Bancorp, Inc.,
                                        a Delaware Corporation

                                        By:
----------------------------------------   ------------------------------------
Frances M. Pitts                           John G. Yedinak
Secretary and Director                     Chief Executive Officer and Director

ATTEST:                                 Umbrella Bancorp, Inc.,
                                        a Maryland Corporation

                                        By:
----------------------------------------   ------------------------------------
Frances M. Pitts                           John G. Yedinak
Secretary and Director                     Chief Executive Officer and Director

                                    EXHIBIT B




                            ARTICLES OF INCORPORATION
                                       OF
                             UMBRELLA BANCORP, INC.


                                    ARTICLE I

                                      NAME

         The name of the corporation is UMBRELLA BANCORP, INC. (herein the "Corporation").

                                   ARTICLE II

                                REGISTERED OFFICE

         The address of the Corporation's registered office in the State of Maryland is 300 E. Lombard Street, Baltimore, MD 21202. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

                                  INCORPORATOR

         The sole incorporator of the Corporation is Frances M. Pitts, who is more than 18 years of age and whose address is the same as the address of the principal office of the Corporation.

                                   ARTICLE IV

                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Maryland.

                                    ARTICLE V

                                  CAPITAL STOCK

         The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 10,000,000, of which 9,000,000 are to be shares of common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share. The aggregate par value of all authorized shares of capital stock having a par value is $100,000. The shares may be issued by the Corporation without the approval of stockholders except as otherwise provided by applicable law, this Article V or the rules of a national securities exchange, if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A description of the different classes and series (if any) of the Corporation's capital stock and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         A. COMMON STOCK. Except as provided in these Articles, the holders of the common stock shall exclusively possess all voting power.

         Each holder of the common stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when as declared by the Board of Directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind. Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

         B. PREFERRED STOCK. Except as provided in these Articles, the Board of Directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including, but not limited to determination of any of the following:

              1. the distinctive serial designation and the number of shares constituting such series; and

              2. the dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends and the participating or other serial rights, if any, with respect to dividends; and

              3. the voting powers, full or limited, if any, of the shares of such series; and

              4. whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed; and

              5. the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolutions or winding up of the Corporation; and

              6. whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds; and

              7. whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange; and

              8. the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

              9. whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

         Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series.

                                   ARTICLE VI

                                PREEMPTIVE RIGHTS

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of any class or series or carrying any right to purchase stock of any class or series; but any such unissued stock, bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the Board of Directors of the Corporation to such persons, firms, corporations, or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                                   ARTICLE VII

                   MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A. Notwithstanding any other provision of Articles or the Bylaws of the Corporation, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

B. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

C. Meetings of stockholders may be held within or without the State of Maryland, as the Bylaws may provide.

D. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in these Articles of Incorporation or as otherwise required by the General Corporation Law of the State of Maryland.

                                  ARTICLE VIII

                                    DIRECTORS

A. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors. The number of directors of the Corporation that shall constitute the initial Board of Directors shall be six. The names of the initial members of the Board of Directors are set forth in Schedule A hereto and made a part hereof.

B. The Board of Directors shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board of Directors shall permit, with the terms of office of all members of one class expiring each year. At the first annual meeting of stockholders, directors in Class I shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. At the second annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the third succeeding meeting thereafter. At the third annual meeting of stockholders, directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the Board of Directors shall have been abolished by action taken to reduce the size of the Board of Directors prior to said meeting.

C. In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors shall, in considering the best interests of the Corporation, consider the effects of any action upon the employees of the Corporation and its subsidiaries, the depositors and borrowers of any banking subsidiary, the communities in which offices or other establishments of the Corporation or any subsidiary are located and all other pertinent factors. The Board of Directors of the Corporation, when evaluating any offer to: (A) make a tender or exchange offer for any equity security of the Corporation; (B) merge or consolidate the Corporation with another corporation or entity; or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, those factors that Directors of any subsidiary of the Corporation may consider in evaluating any action that may result in a change or potential change in the control of the subsidiary, and the social and economic effect of acceptance of such offer: on the Corporation's present and future customers and employees; on the communities in which the Corporation are located; on the ability of the Corporation to fulfill their respective corporate objectives under applicable laws and regulations.

                                   ARTICLE IX

                              REMOVAL OF DIRECTORS

         Notwithstanding any other provision of these Articles or the Bylaws of the Corporation, any director or the entire Board of Directors of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 70% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article IX shall not apply with respect to the director or directors elected by such holders of preferred stock.

                                    ARTICLE X

                       LIABILITY OF DIRECTORS AND OFFICERS

         A director or officer of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action, as a director or officer except to the extent that a director's or officer's liability for monetary damages may not be limited by law. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer prior to such amendment

                                   ARTICLE XI

       INDEMNIFICATION, ETC. OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

A. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, including actions by or in the right of the Corporation, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation, or who, while acting as such, is or was serving at the request of the Corporation or any predecessor of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation (foreign or domestic), partnership, joint venture, trust, other enterprise or employee benefit plan, against expenses (including attorney's fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent authorized by the General Corporation Law of the State of Maryland.

B. Advancement of Expenses. Reasonable expenses incurred by a director, officer, employee or agent of the Corporation in defending a civil or criminal action, suit or proceeding described in Section A of this
         Article XI shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors only upon receipt by the Corporation of (i) a written affirmation by the person of such person's good faith belief that the standard of conduct necessary for indemnification by the Corporation under Section A of this Article XI as been met and (ii) a written undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the applicable standard of conduct has not been met or the person is not otherwise entitled to be indemnified by the Corporation.

C. Other Rights and Remedies. The indemnification provided by this Article XI shall not be deemed to exclude any other rights to which those seeking indemnification or advancement of expenses may be entitled under the General Corporation Law of the State of Maryland, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person, provided that no indemnification shall be made to or on behalf of an individual if a judgment or other final adjudication establishes that his acts or omissions relate to matters for which the liability of directors and officers cannot be restricted or limited under the General Corporation Law of the State of Maryland.

D. Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who, while acting as such, was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation (foreign or domestic), partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by him in any such capacity or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the Bylaws of the Corporation.

E. Security Fund, Indemnity Agreements. By action of the Board of Directors (notwithstanding their interest in the transaction), the Corporation may create and fund a trust fund or fund of any nature, and may enter into agreements with its directors, officers, employees and agents for the purpose of securing or insuring in any manner its obligation to indemnify or advance expenses provided for in this
         Article XI.

F. Modification. The duties of the Corporation to indemnify and to advance expenses to any persons as provided in this Article XI shall be in the nature of a contract between the Corporation and each such person, and no amendment or repeal of any provision of this Article XI shall alter, to the detriment of such person, the right of such person to the advance of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment or repeal.

                                   ARTICLE XII

                               AMENDMENT OF BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation. Notwithstanding any other provision of these Articles or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws shall not be made, repealed, altered, amended or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than 70% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the Board of Directors.

                                  ARTICLE XIII

                     AMENDMENT OF ARTICLES OF INCORPORATION

         The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VII, VIII, IX, X, XI, XII and this Article XIII of these Articles may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 70% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, or rescission is included in the notice of such meeting).

         I, THE UNDERSIGNED, being the sole incorporator herein before named, for the purpose of forming a corporation pursuant to the Maryland General Corporation Law, do make these Articles of Incorporation, hereby declaring and acknowledge that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 6th day of March 2002.



                                    By:
                                        -----------------------------------
                                        Frances M. Pitts
                                        Executive Vice President

                                   SCHEDULE A

               ARTICLES OF INCORPORATION OF UMBRELLA BANCORP, INC.


The names of the initial members of the Board of Directors of Umbrella Bancorp, Inc. are as follows:

         John G. Yedinak
         Sergio Martinucci
         Arthur Byrnes
         Donald G. Wittmer
         Dennis G. Carroll
         Frances M. Pitts

                                    EXHIBIT C



                                     BY-LAWS
                                       OF
                             UMBRELLA BANCORP, INC.
                             A MARYLAND CORPORATION

                                    ARTICLE I

                                     OFFICES

         1.1 Registered Office and Registered Agent. The registered office of UMBRELLA BANCORP, INC. (herein the "Corporation") shall be located in the State of Maryland at 300 E. Lombard Street, Baltimore, MD 21202, or at such other place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office.

         1.2 Other Offices. The Corporation may have other offices within or outside the State of Maryland at such place or places as the Board of Directors may from time to time determine.

                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

         2.1 Meeting Place. All annual and special meetings of stockholders shall be held at such place within or without the State of Maryland as the Board of Directors may determine and as designated in the notice of such meeting.

         2.2 Annual Meeting. A meeting of the stockholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the Board of Directors may determine.

         2.3 Conduct of Meetings. Annual and special meetings shall be conducted in accordance with the rules and procedures established by the Board of Directors. The Board of Directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

         2.4 Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors (ii) the President, or (iii) the Secretary on the written request of the holders of not less than 50 percent of all votes outstanding and entitled to be cast on any issue proposed to be considered at such special meeting. A request for a special meeting of stockholders by stockholders of the Corporation shall state: (a) a brief description of the business desired to be brought before the special meeting,
(b) the name and address, as they
appear on the Corporation's books, of the stockholder proposing such business,
(c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The Secretary of the Corporation shall inform the stockholders who make the request for the special meeting of the reasonably estimated cost of preparing and mailing a notice of the meeting and upon payment of such costs to the Corporation, the Secretary shall notify each stockholder entitled to notice of the special meeting. The chairman of a special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II,
Section 2.04, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

         2.5. Notice.

         (a) Notice of the time and place of the annual meeting of stockholders shall be given by delivering personally or by mailing a written or printed notice of the same, at least ten days and not more than 90 days prior to the meeting, to each stockholder of record entitled to vote at such meeting and each other stockholder entitled to notice of the meeting. When any stockholders' meeting, either annual or special, is adjourned to a date more than 120 days after the record date for the original meeting, or if a new record date is fixed for an adjourned meeting of stockholders, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned to a date not more than 120 days after the record date for the original meeting, or of the business to be transacted thereat (unless a new record date if fixed therefor), other than an announcement at the meeting at which such adjournment is taken.

         (b) At least ten days and not more than 90 days prior to the meeting, a written or printed notice of each special meeting of stockholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be either delivered personally or mailed to each stockholder of record entitled to vote at such meeting and each other stockholder entitled to notice of the meeting.

         2.6 Quorum and Action by Stockholders. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.7 Voting of Shares.

         (a) Except as otherwise provided in these Bylaws, the Articles of Incorporation or the General Corporation Law of the State of Maryland, each stockholder, on each matter submitted to a vote at a meeting of stockholders, shall have one vote for each share of Common Stock registered in his name on the books of the Corporation.

         (b) Stockholders shall not be permitted to cumulate their votes for the election of directors. For the purposes of this Section, cumulative voting means a stockholder's ability to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election the stockholder has a right to vote, or to cumulate the votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

         (c) Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. If, at any meeting of stockholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election by a plurality vote.

         2.8 Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed 20 days, provided that any such closing in the case of a meeting of stockholders shall not be less than ten days preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of stockholders, such date to be (i) not prior to the close of business on the day the record date is fixed or (ii) not more than 90 days and, in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken.

         2.9. Proxies. At all meeting of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the Board of Directors. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

         2.10. Waiver of Notice. A waiver of any notice required to be given any stockholder, signed by the person or persons entitled to such notice, whether before or after the time stated therein for the meeting, shall be equivalent to the giving of such notice. In addition, such person's presence, in person or by proxy, at any meeting shall constitute a waiver of notice.

         2.11 Voting of Shares in the Name of Two or More Persons. When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting. In the event that a majority cannot agree, then such shares may be voted proportionally or, upon application to a court of competent jurisdiction, an additional person may be appointed to determine a majority for the purpose of voting such shares.

         2.12 Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian trustee or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

         A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

         2.13 Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one or three. If the Board of Directors so appoints either one or three inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the chairman of the board or the president. Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

         2.14 Stockholder Proposals. At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (to the attention of the Secretary of the Corporation) not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything herein to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article II, Section 2.14. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 2.14, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         3.1. Powers. The business and affairs of the Corporation shall be under the direction of its Board of Directors. The Board of Directors shall annually elect a president from among its members and may also elect a chairman of the board from among its members. The Board of Directors shall designate, when present, either the chairman of the board or the president to preside at its meetings. In addition to the powers and authorities expressly conferred upon it by these Bylaws and the Articles of Incorporation, all powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or reserved to the stockholders by law or by these Bylaws or the Articles of Incorporation.

         3.2. Number, Term and Election. The Board of Directors shall initially consist of six (6) members and shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three (3) years and until their successors are elected or qualified. The Board of Directors shall be classified in accordance with the provisions of the Corporation's Articles of Incorporation. The Board of Directors may increase the number of members of the Board of Directors but in no event shall the number of directors be increased in excess of twenty-five.

         3.3.     Vacancies.

         (a) Except as otherwise fixed by the rights of holders of any class or series of stock having a preference over the Common Stock of the Corporation as to dividends or the election of directors, a vacancy on the Board of Directors which results from an increase in the size of the Board of Directors, the death, resignation or removal of a director may be filled only by the affirmative vote of two-thirds of the remaining directors, whether or not sufficient to constitute a quorum.

         (b) A director elected by the Board of Directors to fill a vacancy shall serve for the balance of the term of the removed director.

         3.4 Removal of Directors. Any director or the entire Board of Directors may be removed only in accordance with the provisions of the Corporation's Articles of Incorporation.

         3.5 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution. Notice of all regular meetings of the Board of Directors shall be given to each director by five days' service of the same by telegram, by letter or personally. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting.

         3.6 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board or the president, or by one-third of the directors. The persons authorized to call special meetings of the Board of Directors may fix any place in the State of Illinois as the place for holding any special meeting of the Board of Directors called by such persons. Members of the Board of Directors may participate in special meetings by means of conference telephone or similar communications equipment by with all persons participating in the meeting can hear each other. Such participation shall constitute presence in person but directors will not receive any compensation for participation in meetings by conference telephone.

         3.7 Notice. Written notice of any special meeting shall be given to each director at least two days previous thereto delivered personally or by telegram or at least five days previous thereto delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered to the telegraph company if sent by telegram. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         3.8 Quorum and Action by the Board of Directors. A majority of the number of directors fixed by Section 3.2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 3.7 of this Article III. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is prescribed by these By-laws, the Articles of Incorporation, or the laws of the State of Maryland.

         3.9 Waiver of Notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A waiver of notice signed by the director or directors, whether before or after the time stated for the meeting, shall be equivalent to the giving of notice.

         3.10 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation twenty-four hours after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action or failed to make his dissent known at the meeting.

         3.11 Compensation. Directors, as such, may receive a stated fee for their services. By resolution of the Board of Directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for actual attendance at each regular or special meeting of the Board of Directors. Members of either standing or special committees may be allowed such compensation for actual attendance at committee meetings as the Board of Directors may determine. Nothing herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

         3.12 Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, and such consent is filed with the minutes of the Board of Directors.

         3.13 Action of Directors by Communications Equipment. Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

         3.14 Nominations of Directors. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote generally in an election of directors. However, any stockholder entitled to vote generally in an election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been delivered to or mailed and received at the principal executive offices of the Corporation (to the attention of the Secretary of the Corporation) not later than (i) with respect to an election to be held at any succeeding annual meeting of stockholders, 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation; and (ii) with respect to a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                                   ARTICLE IV

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct of the business of the Corporation, and may prescribe the duties, constitution and procedures thereof. A committee appointed by resolution of the Board of Directors shall have and exercise all of the authority of the Board of Directors, except in reference to declaring dividends or distributions on stock, issuing stock other than pursuant to general authorization therefor by the full Board of Directors, recommending any action to stockholders which requires stockholder approval, amending these Bylaws or approving any merger or share exchange which does not require stockholder approval. Each committee shall consist of one or more directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         The Board of Directors shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the board. Any member of any such committee may resign at any time by giving notice to the Corporation provided, however, that notice to the board, the chairman of the board, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.

                                    ARTICLE V

                                    OFFICERS

         5.1 Designations. The officers of the Corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the Board of Directors. The President shall be the chief executive officer unless the Board of Directors designates the chairman of the board as chief executive officer. The president shall be a director of the Corporation. The offices of the secretary and treasurer may be held by the same person and a vice president may also be either the secretary or the treasurer. The Board of Directors may designate one or more vice presidents as executive vice president or senior vice president. The Board of Directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require.

         5.2 Powers and Duties. The officers shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine. In the absence of action by the Board of Directors, the officers shall have such powers and duties as generally pertain to their respective offices.

         5.3 Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contract rights. The Board of Directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the Board of Directors to remove any officer at any time in accordance with Section 5.3 of this Article V.

         5.4 Remuneration. The remuneration of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

         5.5 Delegation. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may select.

         5.6 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         5.7 Removal. Any officer may be removed by vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

         5.8 Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         6.1 Contracts. To the extent permitted by applicable law, and except as otherwise prescribed by the Corporation's Articles of Incorporation or these By-laws with respect to certificates for shares, the Board of Directors may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

         6.2 Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. Such authority may be general or confined to specific instances.

         6.3 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors.

         6.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation if any of its duly authorized depositories as the Board of Directors may select.

                                   ARTICLE VII

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         7.1 Certificates for Shares. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the Chairman, the President or a Vice President, and countersigned by the Secretary or the Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of such officers may be facsimilies if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue. Each certificate of stock shall state: (a) that the Corporation is organized under the laws of the State of Maryland; (b) the name of the person to whom it is issued; (c) the number and class of shares and the designation of the series, if any, which such certificate represents; and (d) the par value of each share represented by such certificate.

         7.2 Transfer of Shares. Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         7.3 Registered Owner. Registered stockholders shall be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided below or by the laws of the State of Maryland. The Board of Directors may adopt by resolution a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons. The resolution shall set forth: (a) The classification of stockholder who may certify; (b) The purpose or purposes for which the certification may be made; (c) The form of certification and information to be contained therein; (d) If the certification is with respect to a record date or closing of the stock transfer books, the date within which the certification must be received by the Corporation; and (e) Such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the above requirements, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the stockholder making the certification.

         7.4 Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         7.5 Fractional Shares or Scrip. The Corporation may (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share.

         7.6 Shares of Another Corporation. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                                  ARTICLE VIII

                            FISCAL YEAR: ANNUAL AUDIT

         The fiscal year of the Corporation shall end on the last day of December of each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors.

                                   ARTICLE IX

                              DIVIDENDS AND FINANCE

         9.1 Dividends. Subject to the provisions of the Articles of Incorporation and applicable law, the Board of Directors may, at any regular or special meeting, declare dividends on the Corporation's outstanding capital stock. Dividends may be paid in cash, in property or in the Corporation's own stock. The stock transfer books may be closed for the payment of dividends during such periods of not in excess of twenty days, as from time to time may be fixed by the Board of Directors. The Board of Directors, however, without closing the books of the Corporation, may declare dividends payable only to the holders of record at the close of business on any business day not more than 90 days prior to the date on which the dividend is paid.

         9.2 Reserves. By resolution of its Board of Directors, the Corporation may apply any part of its capital surplus for (i) the reduction or elimination of a corporate deficit arising from a loss, however incurred, or from diminution in the value of its assets, but only after earned surplus is exhausted, or (ii) any other proper corporate purpose. An application of capital surplus under this section shall be disclosed to the stockholders of the Corporation in its next annual report to stockholders.

         9.3 Depositories. The monies of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

                                    ARTICLE X

                                 CORPORATE SEAL

         The corporate seal of the Corporation shall be in such form as the Board of Directors shall prescribe.

                                   ARTICLE XI

                                BOOKS AND RECORDS

         The Corporation shall keep correct and complete books and records of account and shall keep minutes and proceedings of its stockholders and Board of Directors; and it shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.


                                   ARTICLE XII

                                   AMENDMENTS

         In accordance with the Corporation's Articles of Incorporation, these By-laws may be repealed, altered, amended or rescinded by the stockholders of the Corporation only by vote of not less than 70% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting). In addition, the Board of Directors may repeal, alter, amend or rescind these By-laws by vote of two-thirds of the Board of Directors at a legal meeting held in accordance with the provisions of these By-laws.

                                  [FRONT SIDE]

                                 REVOCABLE PROXY
                             UMBRELLA BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 30, 2002
                             2:00 P.M. CENTRAL TIME

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Umbrella Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 30, 2002 at 2:00 p.m. Central Time, at 5818 South Archer Road, Summit, Illinois and at any and all adjournments thereof, as follows:

     1. The election of directors of all nominees listed (except as marked to the contrary below).

                     Donald G. Wittmer and Dennis G. Carroll

                     FOR                       VOTE WITHHELD
                     [ ]                            [ ]

     INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

                        --------------------------------

     2. For approval of a change in the Company's state of incorporation from Delaware to Maryland.

                     FOR            AGAINST           ABSTAIN
                     [ ]              [ ]               [ ]

     3. For ratification of Crowe, Chizek and Company, LLP as auditors of the Company for the fiscal year ending December 31, 2002.

                     FOR            AGAINST           ABSTAIN
                     [ ]              [ ]               [ ]


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                              THE LISTED PROPOSALS.

                                   [BACK SIDE]


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 1, 2002 and of the Annual Report of Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                                   Dated:
                                          ------------------------------------


                                          ------------------------------------
                                          SIGNATURE OF STOCKHOLDER

                                          ------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                             -----------------------

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE